As filed with the Securities and Exchange Commission on March 29, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)

Date of fiscal year end: October 31

Date of reporting period: January 31, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of their first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (“1940 Act”) (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

JANUARY 31, 2013

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited)

Number of Shares		Value ($)†
Common Stocks (87.4%)

Apartments (7.1%)
56,900	AvalonBay Communities, Inc.	7,385,051
43,200	Essex Property Trust, Inc.	6,643,296
117,501	Mid-America Apartment Communities, Inc.	7,681,040
		21,709,387

Commercial Financing (7.2%)
409,423	Apollo Commercial Real Estate Finance, Inc.	7,148,526
583,100	Starwood Property Trust, Inc.	14,950,684
		22,099,210

Diversified (6.9%)
122,100	American Assets Trust, Inc.	3,528,690
164,586	Digital Realty Trust, Inc.	11,177,035	ØØ
125,265	Entertainment Properties Trust	5,869,918
7,700	Vornado Realty Trust	650,342
		21,225,985

Health Care (17.1%)
248,600	HCP, Inc.	11,532,554
121,450	Health Care REIT, Inc.	7,631,918
100,000	LTC Properties, Inc.	3,724,000
359,700	OMEGA Healthcare Investors, Inc.	9,193,932
309,552	Ventas, Inc.	20,520,202
		52,602,606

Home Financing (1.8%)
376,500	Annaly Capital Management, Inc.	5,598,555

Industrial (5.6%)
153,722	EastGroup Properties, Inc.	8,614,581
212,586	ProLogis, Inc.	8,482,181
		17,096,762

Lodging/Resorts (1.4%)
203,800	RLJ Lodging Trust	4,261,458

Mixed (1.4%)
112,900	Liberty Property Trust	4,422,293

Office (6.0%)
46,000	Boston Properties, Inc.	4,842,880
168,700	Corporate Office Properties Trust	4,463,802
133,180	Highwoods Properties, Inc.	4,794,480
224,500	Piedmont Office Realty Trust, Inc. Class A	4,339,585
		18,440,747

Real Estate Management & Development (2.9%)
553,100	Brookfield Office Properties, Inc.	9,098,495

Regional Malls (9.5%)
195,500	CBL & Associates Properties, Inc.	4,201,295
210,378	Macerich Co.	12,563,774
47,061	Simon Property Group, Inc.	7,538,231
431,200	Westfield Group	5,027,145
		29,330,445

Self Storage (7.0%)
54,200	Public Storage	8,343,006
200,865	Sovran Self Storage, Inc.	13,104,433
		21,447,439

Shopping Centers (11.1%)
171,100	Equity One, Inc.	3,868,571
42,300	Federal Realty Investment Trust	4,477,455
199,000	Kimco Realty Corp.	4,133,230
95,000	Regency Centers Corp.	4,733,850
232,270	Tanger Factory Outlet Centers	8,227,004
425,693	Urstadt Biddle Properties, Inc. Class A	8,616,026
		34,056,136

Timber (2.4%)
135,500	Rayonier, Inc.	7,295,320

Total Common Stocks (Cost $189,864,967)		268,684,838

Preferred Stocks (46.6%)

Commercial Financing (7.5%)
131,915	iStar Financial, Inc., Ser. E, 7.88%	3,160,683
185,000	iStar Financial, Inc., Ser. G, 7.65%	4,336,400
185,000	iStar Financial, Inc., Ser. I, 7.50%	4,578,750
444,484	NorthStar Realty Finance Corp., Ser. B, 8.25%	11,067,652
		23,143,485

Diversified (3.9%)
160,600	Cousins Properties, Inc., Ser. B, 7.50%	4,023,030
302,000	DuPont Fabros Technology, Inc., Ser. A, 7.88%	8,075,480
		12,098,510

Industrial (0.8%)
100,000	Terreno Realty Corp., Ser. A, 7.75%	2,614,000

Lodging/Resorts (9.6%)
370,000	Ashford Hospitality Trust, Inc., Ser. D, 8.45%	9,446,100
185,800	Eagle Hospitality Properties, Inc., Ser. A, 8.25%	186	*
179,900	Hersha Hospitality Trust, Ser. A, 8.00%	4,551,470
97,050	LaSalle Hotel Properties, Ser. G, 7.25%	2,462,158
250,000	Pebblebrook Hotel Trust, Ser. A, 7.88%	6,467,500
50,265	Sunstone Hotel Investors, Inc., Ser. A, 8.00%	1,271,202
200,000	Sunstone Hotel Investors, Inc., Ser. D, 8.00%	5,280,000
		29,478,616
Manufactured Homes (1.3%)
150,000	Equity Lifestyle Properties, Inc., Ser. C, 6.75%	3,858,000

Office (10.4%)
200,000	Corporate Office Properties Trust, Ser. L, 7.38%	5,196,000
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	7,368,750
175,000	Kilroy Realty Corp., Ser. H, 6.38%	4,375,000
347,930	Parkway Properties, Inc., Ser. D, 8.00%	8,826,984
240,000	SL Green Realty Corp., Ser. I, 6.50%	6,086,400
		31,853,134

Regional Malls (10.9%)
398,015	CBL & Associates Properties, Inc., Ser. D, 7.38%	10,037,939
165,000	CBL & Associates Properties, Inc., Ser. E, 6.63%	4,169,550
451,760	Glimcher Realty Trust, Ser. G, 8.13%	11,429,528
100,000	Glimcher Realty Trust, Ser. H, 7.50%	2,573,000
200,000	Taubman Centers, Inc., Ser. J, 6.50%	5,158,000
		33,368,017

Shopping Centers (2.2%)
26,966	Cedar Realty Trust, Inc., Ser. A, 8.88%	693,835
150,000	Cedar Realty Trust, Inc., Ser. B, 7.25%	3,675,000
99,000	Saul Centers, Inc., Ser. C, 6.88%	2,472,030	Ø
		6,840,865

Total Preferred Stocks (Cost $135,768,843)		143,254,627

Short-Term Investments (0.7%)
2,291,552	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $2,291,552)	2,291,552

Total Investments (134.7%) (Cost $327,925,362)		414,231,017	##

Liabilities, less cash, receivables and other assets [(26.6%)]		(81,834,446)

Liquidation Value of Mandatory Redeemable Preferred Shares [(8.1%)]		(25,000,000)

Total Net Assets Applicable to Common Shareholders (100.0%)		$ 307,396,571

See Notes to Schedule of Investments

January 31, 2013 (Unaudited)

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. The value of the Fund’s investments in interest rate swap contracts is determined by Management by obtaining valuations from independent pricing services which consist of references to the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price (generally Level 2 inputs). The value of the Fund’s investments in certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of January 31, 2013:

Asset Valuation Inputs Investments:	Level 1	Level 2	Level 3	Total
Common Stocks^	$268,684,838	$—	$—	$268,684,838
Preferred Stocks
Commercial Financing	23,143,485	—	—	23,143,485
Diversified	12,098,510	—	—	12,098,510
Industrial	2,614,000	—	—	2,614,000
Lodging/Resorts	29,478,616	—	—	29,478,616
Manufactured Homes	3,858,000	—	—	3,858,000
Office	24,484,384	7,368,750	—	31,853,134
Regional Malls	33,368,017	—	—	33,368,017
Shopping Centers	4,368,835	2,472,030	—	6,840,865
Total Preferred Stocks	133,413,847	9,840,780	—	143,254,627
Short-Term Investments	—	2,291,552	—	2,291,552
Total Investments	$402,098,685	$12,132,332	$—	$414,231,017

^   The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the period ended January 31, 2013.

##
At January 31, 2013, the cost of investments for U.S. federal income tax purposes was $327,009,672. Gross unrealized appreciation of investments was $92,567,679 and gross unrealized depreciation of investments was $5,346,334 resulting in net unrealized appreciation of $87,221,345 based on cost for U.S. federal income tax purposes.

Ø	All or a portion of this security was purchased on a when-issued basis. At January 31, 2013 these securities amounted to $2,472,030 or 0.8% of net assets applicable to common shareholders.

ØØ	All or a portion of this security is segregated in connection with when-issued purchase commitments.

*	Security did not produce income during the last twelve months.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder reports.

Item 2. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)), as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications required by Rule 30a-2(a) of the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By:      /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: March  29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: March  29, 2013

By:      /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: March  29, 2013